Exhibit 10.16

JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of November 9, 2023, is delivered pursuant to Section 8.6 of the Amended and Restated Security Agreement, dated as of March 10, 2023 (as such agreement may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by AgeX Therapeutics, Inc., a Delaware corporation, (the “Borrower”) and each of the other entities that party thereto, including pursuant to Section 8.6 thereof (together with the Borrower, the “Grantors” and each a “Grantor”), in favor of Juvenescence Limited, a company incorporated in the Isle of Man (the “Lender”), in its capacity as the Lender under the Amended and Restated Note, dated as February 9, 2023, by and between Borrower and Lender (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Note”). Capitalized terms used herein without definition are used as defined in the Security Agreement.

By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 8.6 of the Security Agreement, hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, hereby pledges and grants to Lender a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned and expressly assumes all obligations and liabilities of a Grantor thereunder. The undersigned hereby agrees to be bound as a Grantor for the purposes of the Security Agreement.

The information set forth in Annex 1-A is hereby added to the information set forth in Schedules 1 through 7 to the Security Agreement. By acknowledging and agreeing to this Joinder Agreement, each undersigned Grantor hereby agrees that this Joinder Agreement may be attached to the Security Agreement and that the Collateral listed on Annex 1-A to this Joinder Amendment and owned by such Grantor shall be and become part of the Collateral referred to in the Security Agreement and shall secure all Secured Obligations of the undersigned.

The undersigned hereby represents and warrants that each of the representations and warranties contained in Article IV of the Security Agreement applicable to it is true and correct in all material respects on and as the date hereof as if made on and as of such date.

In witness whereof, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

ADDITIONAL GRANTORS:

REVERSE BIOENGINEERING, INC.

By:	/s/ Joanne Hackett
Name:	Joanne Hackett
Title:	Interim Chief Executive Officer

RECYTE THERAPEUTICS, INC.

By:	/s/ Joanne Hackett
Name:	Joanne Hackett
Title:	President, Secretary, Chief Financial Officer

UNIVERXOME BIOENGINEERING, INC.

By:	/s/ Joanne Hackett
Name:	Joanne Hackett
Title:	Chief Executive Officer, President, Treasurer, Secretary

[Signature Page to Joinder Agreement]

ACKNOWLEDGED AND AGREED
as of the date first above written:

AGEX therapeutics inc.

By:	/s/ Joanne Hackett
Name:	Joanne Hackett
Title:	Interim Chief Executive Officer

JUVENESCENCE LIMITED
as Lender

By:	/s/ Denham Eke
Name:	Denham Eke
Title:	Director

[Signature Page to Joinder Agreement]

Annex 1-A

Schedules to Joinder Agreement